UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

OWENS-ILLINOIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-13061	34-1559348
(State or other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Michael Owens Way

Perrysburg, Ohio 43551-2999

(567) 336-5000

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 15, 2010, OI European Group B.V., our indirect wholly owned subsidiary, completed an offering of €500,000,000 6.75% Senior Notes due 2020 (the “Senior Notes”).  The Senior Notes were offered and sold to initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The initial purchasers then sold the Senior Notes to qualified institutional buyers pursuant to exemptions from registration provided by Rule 144A and Regulation S under the Securities Act.  The Senior Notes are governed by an Indenture dated as of September 15, 2010, by and among OI European Group B.V.; the guarantors party thereto; Deutsche Trustee Company Limited as trustee; Deutsche Bank AG, London Branch as principal paying agent and transfer agent; and Deutsche Bank Luxembourg S.A. as the registrar, Luxembourg paying agent and transfer agent.

The Senior Notes are fully and unconditionally guaranteed, jointly and severally, on a senior basis by OI European Group B.V.’s indirect parent, Owens-Illinois Group, Inc. (“OI Group”) and by certain domestic subsidiaries of OI Group that guarantee other indebtedness of OI Group.

The description in this Current Report of the Senior Notes and the Indenture is not intended to be a complete description of those documents, and the description is qualified in its entirety by the full text of those documents which are attached as exhibits to and incorporated by reference in this Current Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On September 10, 2010, OI European Group B.V., our indirect wholly owned subsidiary, announced the pricing of the Senior Notes.  A copy of this press release is furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Title
4.1

Indenture dated as of September 15, 2010, by and among OI European Group B.V., the guarantors party thereto, Deutsche Trustee Company Limited as trustee, Deutsche Bank AG, London Branch as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A. as the registrar, Luxembourg paying agent and transfer agent, including the form of Senior Notes.

99.1	Press Release, issued September 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2010	OWENS-ILLINOIS GROUP, INC.

	By:	/s/ Edward C. White
Edward C. White
Senior Vice President and Chief Financial Officer